SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                             DWS Small Cap Core Fund

The following people handle the day-to-day management of the fund:

Robert Wang                               Di Kumble, Ph.D., CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Portfolio Manager of       Management and Portfolio Manager of
the fund.                                 the fund.
 o Joined Deutsche Asset Management in    On leave through November 2009.
   1995 as portfolio manager for asset     o Joined DB Advisors LLC in 2003 and
   allocation after 13 years of              Deutsche Asset Management in 2005
   experience of trading fixed income,       and has been involved in managing
   foreign exchange and derivative           and developing fundamental-based
   products at J.P. Morgan.                  equity strategies.
 o Global Head of Quantitative             o Previous experience includes 7
   Strategies Portfolio Management:          combined years at Graham Capital
   New York.                                 Management as portfolio manager,
 o Joined the fund in 2008.                  Millennium Partners in equity
 o BS, The Wharton School,                   trading, ITG Inc. in quantitative
   University of Pennsylvania.               trading strategies development and
                                             Morgan Stanley in quantitative
                                             equity research.
                                           o Joined the fund in 2008.
                                           o BS, Beijing University; Ph.D.,
                                             Princeton University.





               Please Retain This Supplement for Future Reference




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                                                           Deutsche Bank Group

October 15, 2009
DGF-3601